UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 18, 2023

QCR HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Commission File Number: 0-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street Moline, Illinois 61265
(Address of principal executive offices, including zip code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.000 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Operating Officer

On May 18, 2023, the Board of Directors of QCR Holdings, Inc. (the “Company”) appointed Reba K. Winter as Executive Vice President and Chief Operating Officer of the Company, effective May 18, 2023. In this role, Ms. Winter, age 61, will serve as principal operating officer for the Company. Ms. Winter has served as the Company’s Executive Vice President and Chief Information Officers since July 2019 until her appointment as Chief Operating Officer. From 2016 through June 2019, she served as Vice President, Business Applications and User Experience, for Qualcomm, a global semiconductor company. Prior to Qualcomm, Ms. Winter spent 26 years at Rockwell Collins in Cedar Rapids, Iowa. She holds a Bachelor of Arts in Chemistry from Coe College and a Master of Business Administration from the University of Iowa.

Ms. Winter does not have a direct or indirect material interest in any transaction with the Company or its subsidiaries required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Winter and any other person pursuant to which she was selected for her newly-appointed position, nor are there any family relationships between Ms. Winter and the executive officers or directors of the Company.

Todd A. Gipple, who previously held the role of Chief Operating Officer of the Company, will continue as the Company’s President and Chief Financial Officer.

Item 7.01. Regulation FD Disclosure.

On May 18, 2023, the Company issued a press release announcing Reba K. Winter as Executive Vice President and Chief Operating Officer of the Company. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except to the extent required by applicable law or regulation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated May 18, 2023.
101	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2023	QCR Holdings, Inc.

	By:	/s/ Todd A. Gipple
	Name:	Todd A. Gipple
	Title:	President and Chief Financial Officer